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                                                               EXHIBIT (10)(xxi)

                          COOPER TIRE & RUBBER COMPANY
             1998 NON-EMPLOYEE DIRECTORS COMPENSATION DEFERRAL PLAN
                (AS AMENDED AND RESTATED AS OF NOVEMBER 18, 2004)

1. Purpose. The purpose of the Plan is to provide qualified individuals who are not employees of the Company who serve as members of the Board with equity compensation in addition to their Director's Fees and with an opportunity to defer payment of a portion of their Director's Fees in accordance with the terms and conditions set forth herein.

2. Definitions. For the purposes of the Plan, the following capitalized words shall have the meanings set forth below:

      "Annual Fees" means the cash portion of (i) any annual fee payable to a Non- Employee Director for service on the Board; (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board, and (iii) any similar annual fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

      "Annual Meeting" means an annual meeting of the Company's stockholders.

      "Annual Units" means Phantom Stock Units to be awarded to Non-Employee Directors as additional compensation for service on the Board pursuant to
Section 5(b).

      "Beneficiary" or "Beneficiaries" means an individual or entity designated by a Non-Employee Director on a Beneficiary Designation Form to receive Deferred Benefits in the event of the Non-Employee Director's death; provided, however, that, if no such individual or entity is designated or if no such designated individual is alive at the time of the Non-Employee Director's death, Beneficiary shall mean the Non-Employee Director's estate.

      "Beneficiary Designation Form" means a document, in a form approved by the Committee to be used by Non-Employee Directors to name their respective Beneficiaries. No Beneficiary Designation Form shall be effective unless it is signed by the Non-Employee Director and received by the Committee prior to the date of death of the Non-Employee Director.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

      "Committee" means the committee of the Board that has been appointed to administer the Plan or, if no committee has been appointed, the Board.

      "Common Stock" means the common stock, par value $1.00 per share, of the Company.

      "Companies" means the Company and each Subsidiary.

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      "Company" means Cooper Tire & Rubber Company, a Delaware corporation, or any successor to substantially all of its business.

      "Deferral Election Form" means a document, in a form approved by the Committee, pursuant to which a Non-Employee Director makes a deferral election under the Plan.

      "Deferral Period" means each period commencing on the date of an Annual Meeting and ending on the date immediately preceding the next Annual Meeting. The first Deferral Period under the Plan shall commence on the first day of the first fiscal quarter of the Company to begin after May 5, 1998. If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Period, the Deferral Period for the individual shall be the remainder of such Deferral Period.

      "Deferred Benefit" means the sum of (i) any amount that will be paid on a deferred basis under the Plan to a Non-Employee Director who has made a deferral election pursuant to Section 5 plus (ii) the amount payable with respect to the Annual Units.

      "Deferred Compensation Account" means the bookkeeping record established for each Non-Employee Director. A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

      "Director's Fees" means the aggregate of a Non-Employee Director's Annual Fees and Per Diem Fees.

      "Effective Date" means May 5, 1998.

      "Election Date" means the December 31st immediately preceding the commencement of a Deferral Period. If an individual first becomes eligible to participate in the Plan on an Annual Meeting date or after the start of a Deferral Period, the Election Date shall be the thirtieth day following such Annual Meeting date or initial participation date, as the case may be.

      "Fair Market Value" means the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

      "Non-Employee Director" means a member of the Board who is not, and has not been, an employee of the Company or any of its Subsidiaries.

      "Per Diem Fees" means a fee paid for attendance at or participation in (i) each meeting of the Board, (ii) each meeting of a committee of the Board when such meeting is held on a day other than a day for which a fee is paid for a meeting of the Board, (iii) each day of services to the Company requested by the chairman of the Board, and (iv) services similar to those specified in (i),
(ii), or (iii) above, provided to any Subsidiary.

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      "Phantom Stock Unit" means a bookkeeping unit representing one share of
Common Stock credited to a Deferred Compensation Account in accordance with
Section 5(d).

      "Plan" means the Cooper Tire & Rubber Company 1998 Non-Employee Director Compensation Deferral Plan (as Amended and Restated as of November 18, 2004).

      "Subsidiary" means a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body.

3.      Administration.

      (a)      The Plan shall be administered by the Committee.

      (b) The Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make factual determinations in connection with the administration or interpretation of the Plan, and to make any other determinations that it believes are necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Deferral Election Form to the extent the Committee deems desirable to carry the Plan into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members, except that the members thereof may authorize any one or more of the Committee members to execute and deliver documents on behalf of the Committee.

      (c) The Committee shall be entitled to rely in good faith upon any report or other information furnished to it by any officer or employee of the Companies or from the financial, accounting, legal or other advisers of the Companies. Each member of the Committee, each individual designated by the Committee to administer the Plan and each other person acting at the direction of or on behalf of the Committee shall not be liable for any determination or anything done or omitted to be done by him or by any other member of the Committee or any other such individual in connection with the Plan, except for his own willful misconduct or as expressly provided by statute, and to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

4. Shares Available. The Company is authorized to issue up to 200,000 shares of Common Stock under the Plan (the "Plan Limit"). Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company. The amount of any Annual Units paid in cash shall not be treated as issued under the Plan.

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5.    Deferral of Director's Fees and Crediting of Annual Units.

      (a) Deferral Elections.

            (i)     General Provisions. Non-Employee Directors may elect to
                  defer all or a specified percentage of their Director's Fees with respect to a Deferral Period in the manner provided in this Section 5. A Non-Employee Director's Deferred Benefit is at all times nonforfeitable.

            (ii)    Deferral Election Forms. Before the Election Date applicable to a Deferral Period, each Non-Employee Director will be provided with a Deferral Election Form and a Beneficiary Designation Form. In order for a Non-Employee Director to participate in the deferral portion of the Plan for a given Deferral Period, a Deferral Election Form, completed and signed by him, must be delivered to the Company on or prior to the applicable Election Date. A Deferral Election Form submitted by a Non-Employee Director for a Deferral Period shall be deemed to be a continuing election for all subsequent Deferral Periods, unless the Employee Director completes and files a subsequent Deferral Election Form with the Company prior to the Election Date applicable to that Deferral Period. A Non-Employee Director electing to participate in the Plan for a given Deferral Period shall indicate on his Deferral Election Form:

                  (A)     the percentage of the Director's Fees for the Deferral
                        Period to be deferred which shall be in multiples of 10%; and

                  (B)     if the Deferral Election Form is the first such form
                        filed by the Non-Employee Director, the Non-Employee Director's election, in accordance with Sections 5(f) and 5(g), as to the timing and manner of payment of the Deferred Benefits. A Non-Employee Director's election as to the timing and manner of payment of Deferred Benefits in the initial Deferral Election Form shall govern the timing and manner of payment of all subsequent deferrals under the Plan and may not be changed or revoked without the prior written consent of the Committee.

            (iii)   Effect of No Deferral Election. A Non-Employee Director who
                  does not have a completed and signed Deferral Election Form on file with the Company on or prior to the applicable Election Date for a Deferral Period may not defer his Director's Fees for such Deferral Period.

      (b) Award of Annual Units. Annual Units shall be awarded to each Non-Employee Director in December of each year (or at such other time as may be determined by the Committee) commencing December 2004. The number of Annual Units to be so awarded to each Non-Employee Director shall be 500 per year, unless and until a greater or lesser number is specified by the Committee.

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      (c)      Establishment of Deferred Compensation Accounts. A Non-Employee
            Director's deferrals and the Annual Units will be credited to a Deferred Compensation Account set up for that Non-Employee Director by the Company in accordance with the provisions of this Section 5.

      (d)   Crediting of Phantom Stock Units to Deferred Compensation Accounts.

            (i)     Number of Phantom Stock Units. The portion of the Director's
                  Fees that a Non-Employee Director elects to defer shall be credited to the Deferred Compensation Account as of the last business day of the fiscal quarter in which such portion of the Director's Fees would otherwise have been payable to the Non-Employee Director. The number of Phantom Stock Units to be so credited to the Deferred Compensation Account shall be determined by dividing (1) the amount of the Director's Fees over such quarter by (2) the Fair Market share of Common Stock as of the date of crediting. Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded to the nearest whole Phantom Stock Unit. The number of Annual Units awarded to a Non-Employee Director shall be credited to the Deferred Compensation Account as of the date of grant.

            (ii)    Dividend Equivalents. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, the Deferred Compensation Account of a Non-Employee Director will be credited with additional Phantom Stock Units determined by dividing (A) the amount of cash, or the value (as determined by the Committee) of any securities or other property, paid or distributed in respect of a corresponding number of shares of Common Stock by (B) the Fair Market Value of a share of Common Stock as of the date of such payment or distribution. Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded up to a whole Phantom Stock Unit. Such credit shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

            (iii)   No Rights as Stockholder. The crediting of Phantom Stock
                  Units to a Non-Employee Director's Deferred Compensation Account shall not confer on the Non-Employee Director any rights as a stockholder of the Company.

      (e) Written Statements of Account. The Company will furnish each Non-Employee Director with a statement setting forth the value of such Non-Employee Director's Deferred Compensation Account as of the end of each Deferral Period and all credits to and payments from the Deferred Compensation Account during the Deferral Period. Such statement shall separately detail the portion of the Deferred Benefit representing deferred Director's Fees and the portion of the Deferred Benefit representing Annual Units. Such statement will be furnished no later than sixty days after the end of the Deferral Period.

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      (f)   Manner of Payment of Deferred Benefit.

            (i)     Payment of any portion of the Deferred Benefit representing deferred Director's Fees shall be in shares of Common Stock. Payment shall be made either in a single lump sum or in a series of five or fewer annual installments. The amount of each installment payment to a Non-Employee Director shall be determined in accordance with the formula B/(N - P), where "B" is the value of the Deferred Compensation Account representing deferred Director's Fees as of the installment calculation date, "N" is the number of installments elected by the Non-Employee Director and "P" is the number of installments previously paid to the Non-Employee Director. Any partial unit resulting in the calculation above will be settled in cash.

            (ii)    Payment of the portion of the Deferred Benefits representing
                  Annual Units shall be in cash or in shares of Common Stock at the Non-Employee Director's election. If the Non-Employee Director fails to make a timely election prior to distribution, the Annual Units will be paid in Common Stock. Payment shall be made either in a single lump sum or in a series of five or fewer annual installments. The amount of each installment payment to a Non-Employee Director shall be determined in accordance with the formula B/(N - P), where "B" is the value of the Deferred Compensation Account representing deferred Annual Units as of the installment calculation date, "N" is the number of installments elected by the Non-Employee Director and "P" is the number of installments previously paid to the Non-Employee Director. If the Non-Employee Director elects to receive payment of the Annual Units in Common Stock, any partial unit resulting in the calculation above will be settled in cash.

      (g) Commencement of Payment of Deferred Benefit Attributable to Deferred Director's Fees. Payment of a Non-Employee Director's Deferred Benefit attributable to any portion of the Deferred Benefit representing Director's Fees shall commence as soon as practicable (but in no event more than sixty days) after the earlier to occur of:

            (i)     termination of service as a member of the Board; and

            (ii)    the date specified in the Deferral Election Form executed by the Non-Employee Director.

      (h) Commencement of Payment of Annual Units. Payment of a Non-Employee Director's Annual Units shall commence as soon as practicable (but in no event more than sixty days) after termination of service as a member of the Board.

      (i) Death. In the event of a Non-Employee Director's death, the Non-Employee Director's entire Deferred Benefit (including any unpaid portion

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            thereof corresponding to installments not yet paid at the time of death), to the extent not distributed earlier pursuant to Section 5(g), will be distributed in a lump sum to the Non-Employee Director's Beneficiary as soon as practicable after the date of death, but in no event more than six months after the Non-Employee Director's date of death.

      (j) Restrictions on Transfer. The Company shall pay all Deferred Benefits payable under the Plan only to the Non-Employee Director or Beneficiary designated under the Plan to receive such amounts. Neither a Non-Employee Director nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or aquitable process for a Non-Employee Director's or Beneficiary's debts or other obligations.

6.    Designation of Beneficiary.

      (a) Beneficiary Designations. Each Non-Employee Director may designate a Beneficiary to receive any Deferred Benefit due under the Plan on the Non-Employee Director's death by executing a Beneficiary Designation Form.

      (b) Change of Beneficiary Designation. A Non-Employee Director may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form and delivering it to the Committee. The execution of a Beneficiary Designation Form and its receipt by the Committee revokes and rescinds any prior Beneficiary Designation Form.

7.    Recapitalization or Reorganization.

      (a) Authority of the Company and Stockholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks having rights superior to or affecting the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"): (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent

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            dilution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of Phantom Stock Units credited to a Non-Employee Director's Deferred Compensation Account and the number of Annual Units to be awarded pursuant to Section 5(b), and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

      (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all Deferred Benefits credited to the Non-Employee Director's Deferred Compensation Account as of the date of the consummation of a proposed dissolution or liquidation shall be paid in cash to the Non-Employee Director or, in the event of death of the Non-Employee Director prior to payment, to the Beneficiary thereof on the date of the consummation of such proposed action. The cash amount paid for each Phantom Stock Unit shall be the Fair Market Value of a share of Common Stock as of the date of the consummation of such proposed action.

8.    Termination and Amendment of the Plan.

      (a) Termination. Unless terminated earlier in accordance with Section 8(b), the Plan shall terminate on the tenth anniversary of the Effective Date. Following the tenth anniversary of the Effective Date, no further Director's Fees or Annual Units may be deferred by a Non-Employee Director but any amounts deferred prior to the date of such termination shall be paid in accordance with the Deferral Election Form.

      (b) General Power of Board. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part and settle all Phantom Stock Units in shares of Common Stock; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and, provided further, that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan, except as provided in Section 7(b) above.

9.    Miscellaneous.

      (a) No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

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      (b)      Unfunded Plan.

            (i)     Generally. This Plan is unfunded. Amounts payable under the
                  Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors.

            (ii)    Deferred Benefits. A Deferred Benefit represents at all
                  times an unfunded and unsecured contractual obligation of the Company and each Non-Employee Director or Beneficiary will be an unsecured creditor of the Company. No Non-Employee Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Non-Employee Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan. The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Non-Employee Director, Beneficiary or other person for the performance of the Company under the Plan.

      (c) Other Compensation Arrangements. Benefits received by a Non-Employee Director pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company.

      (d) Securities Law Restrictions. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put an any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

      (e) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

      (f) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

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      (g)      Effective Date. The Plan was effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company at the Annual Meeting held on such date. The Plan was amended and restated, effective November 18, 2004, without further approval by the stockholders, to provide for Annual Units.

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